                                                                   EXHIBIT 10.5

                                EQUIPMENT LEASE
                                ---------------

     THIS EQUIPMENT LEASE (this "Lease") is made and entered into this 15th day of December, 1997, by and between PREMIERE COMMUNICATIONS, INC., a Florida corporation ("Lessor"), and ENDEAVOR TECHNOLOGIES, INC., a Georgia corporation ("Lessee"), to be effective as of the "Effective Date", as defined below.

     WHEREAS, Lessor and Lessee have, or simultaneously with the execution of this Lease, shall, enter into that certain Sublease Agreement between Lessor as sublessor and Lessee as sublessee dated of even date herewith (the "Sublease"), and that certain Co-Marketing and Integration Agreement between Lessor and Lessee dated of even date herewith (the "Co-Marketing Agreement"); and

     WHEREAS, Lessor desires to lease to Lessee and Lessee desires to lease from Lessor certain "PBX" equipment and certain other personal property as more particularly described herein.

     NOW THEREFORE, for and in consideration of the sum of TEN and NO/100 Dollars, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.  Agreement to Lease.
         ------------------

     Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, that certain machinery, equipment and other personalty (collectively called the "Equipment") to be described on the equipment schedules to be attached hereto as Schedule A upon mutual agreement prior to the Effective Date hereof. In the
----------
event the parties fail to reach agreement on the final form of Schedule A prior
                                                               ----------
to the Effective Date hereof, or fail to mutually agree to waive the requirement that such schedule be attached hereto, then either party shall have the right to terminate this Agreement by written notice to the other, in which event this Agreement and the Sublease shall wholly cease and neither party shall have any further rights or obligations hereunder.

     2.  Definition of Effective Date, Term, and Renewal.
         -----------------------------------------------

     The term of this Lease shall commence on the date (the "Effective Date") which is the earlier of (i) the date agreed upon between Lessor and Lessee for the commencement of occupancy under the Sublease, or (ii) February 1, 1998, and shall continue for an initial term (the "Term") ending on the date which is two
(2) years from such date (the "Termination Date").

     Provided that Lessee is not then in default hereunder or under the Sublease or the Co-Marketing Agreement, and provided that the Sublease shall be renewed, Lessor hereby agrees to use its good faith efforts to provide a renewal of this Lease on the same terms and conditions for one (1) additional term of one (1) year unless prohibited by the superior landlord of Lessor for the premises in which the Equipment is kept (the "Superior Landlord").

     3.  Rental.
         ------

     As rental for the Equipment, Lessee shall pay Lessor, without deduction or setoff, the annual amount set forth on Schedule B, payable in advance in monthly
                                       ----------
installments beginning on the Effective Date of this Lease, and continuing each and every month thereafter on the date which is the same payment date as set forth in the Sublease. Appropriate prorations shall be made for partial month's payments in the event the Term commences or ends on a date which is not a rent payment date. All payments of rent shall be made at the address set forth in Paragraph 23, below, or at such other place as Lessor may designate in writing. In the event Lessee fails to pay rent by its due date, Lessee shall pay a late charge equal to one and one-half percent (1 1/2%) per month of that payment accruing until paid.

     All amounts payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Term, and so that all costs, expenses and obligations of Lessor hereunder of every kind and nature whatsoever relating to the Equipment shall be paid by Lessee.

     4.  Use.
         ---

     Lessee shall use the Equipment in a reasonable and prudent manner and shall comply with and conform to all national, state, municipal, and other laws, ordinances, and regulations relating to the possession, use or maintenance of the Equipment. If at any time during the term of this Lease Lessor supplies Lessee with labels, plates, or other markings, stating that the Equipment is not owned by Lessee, Lessee shall, or shall permit Lessor to, affix and keep the same upon a prominent place on the Equipment. Lessee's use shall be confined to the location or locations specified in the Sublease or at such other location as Lessor shall approve in advance in writing, in its sole and absolute discretion. Lessee shall not sublet or lend the Equipment or any part thereof, or permit the Equipment to be used by anyone other than Lessee's employees and authorized agents.

     5.  Condition of Equipment; Warranties.
         ----------------------------------

     Lessor agrees to deliver the Equipment to Lessee, on the Effective Date, in good working order and repair. Lessor warrants that Lessee shall have the right to possession and quiet use of the Equipment in the regular course of business as provided in this Lease, subject to Lessor's activities which are required pursuant to any agreements between Lessor and Superior Landlord, including that certain Agreement of Lease dated March 3, 1997. Lessor shall make available to Lessee all rights available to Lessor under any manufacturer's warranty or maintenance agreement on the Equipment, to the extent permitted by the manufacturer, and shall cooperate with Lessee with regard to such matters during the term of this Lease.

     6.  Lessor's Inspection.
         -------------------

     Upon reasonable notice to Lessee, Lessor shall have the right to inspect any of the Equipment at any reasonable time, and on reasonable notice, but without undue disruption to the business of Lessee.

     7. Alterations, Improvements.
        -------------------------

     Lessee shall not make any alterations, additions, or improvements to the Equipment without the prior written consent of Lessor, in its reasonable discretion. No alterations, additions, or improvements to the Equipment shall be permitted without Lessor's consent except for such as may be removed without causing material damage to the Equipment or otherwise reducing its value below that which it would have been had no such alterations, additions, or improvements been made; provided, however, that nothing contained in this Paragraph 7 shall be deemed to prohibit Lessee from performing ordinary maintenance and repairs to the Equipment as required by Paragraph 9 of this Lease. In the event of any such alterations, additions or improvements, the same shall be made at Lessee's sole cost, and Lessee agrees to restore the Equipment to its original condition (normal wear and tear excepted) upon expiration of the Term or earlier termination of this Lease, if so requested by Lessor.

     8.  Taxes.
         -----

     Lessee shall pay all federal, state, county or municipal taxes, assessments, or other governmental charges including, without intending to limit the generality of the foregoing, any personal property taxes incurred in connection with the shipment, use, operation, ownership, leasing, sale, or possession of the Equipment during the term of this Lease. Lessee shall comply with all state and local laws requiring the filing of ad valorem tax returns on the Equipment. Any statements for such taxes received by Lessor shall be forwarded promptly to the Lessee by the Lessor.

     Lessee shall keep the Equipment free and clear of all levies, attachments, liens, and encumbrances other than those being contested and which, as a result of such contest, do not adversely threaten title to the Equipment. Lessee shall give Lessor immediate written notice of attempted levies, attachments, liens, encumbrances, or other judicial processes of every kind whatsoever and shall cooperate with Lessor, and take whatever reasonable action may be necessary, to enable Lessor to file, register, or record this Lease or such other notice as Lessor shall deem appropriate in such offices as Lessor may determine and wherever required or permitted by law for the proper protection of title to the Equipment; and Lessee shall pay all costs, charges, and expenses incident thereto, if the charges resulted from action or inaction on the part of Lessee.

     9.  Repairs, Costs, Risk of Loss.
         ----------------------------

     Lessee shall, at its own expense, keep the Equipment in good working order and repair, reasonable wear and tear and normal obsolescence excepted, and, subject to the aforementioned exceptions, shall furnish all parts, mechanisms, and devices required to keep the Equipment in good working order. Lessee shall pay all costs, fees, expenses, and charges incurred by Lessee in connection with the shipment, use, operation, ownership, leasing, sale or possession of the Equipment during the term of this Lease.

     Lessee hereby assumes all risk of loss, damage, theft, or destruction of the Equipment, except to the extent resulting from the material breach by Lessor of the Co-Marketing Agreement, provided, that no loss, damage, theft or destruction of or to the Equipment or any part thereof shall impair or abate any obligation of Lessee under this Lease which shall continue in full force and effect, except as provided in this Lease.

     In the event of loss, destruction, or damage of any kind whatsoever to the Equipment for which Lessee is responsible, Lessee shall either place the same in good repair, condition, and working order, or replace the same with like equipment in good repair, condition, and working order; provided, that if the Equipment is determined to be lost, stolen, destroyed, or damaged beyond repair, other than as a result of reasonable wear and tear or normal obsolescence, Lessee may, at its option, pay Lessor the "Fair Market Value" in cash, as such term is defined on Schedule B hereto. All proceeds of insurance received by
                   ----------
Lessor or Lessee under any policy referred to in Paragraph 11 shall be applied toward the cost of any such repair or replacement. Upon payment of the Fair Market Value for an item of Equipment, this Lease shall terminate, with respect to such Equipment, and Lessee thereupon shall become entitled to such Equipment "as-is-where-is", without warranty, express or implied, with respect to any matter whatsoever, and rent shall be abated in proportion to the amount of such payment in relation to the Fair Market Value of all of the Equipment.

     10.  Surrender.
          ---------

     Upon the expiration or earlier termination of this Lease, with respect to the Equipment, Lessee shall (unless Lessee has paid Lessor in cash the "Fair Market Value" of the Equipment pursuant to Paragraph 9, above) at its own cost and expense, return the Equipment unencumbered to Lessor in good working order, ordinary wear and tear and reasonable obsolescence resulting from the proper use thereof alone excepted, in any reasonable manner as may be specified in writing by Lessor.

     11.  Insurance.
          ---------

     Lessee shall, at its own expense, maintain insurance with respect to the Equipment, covering all risks of loss thereof or damage thereto by fire, and such other risks as covered by "extended coverage" endorsements including, but not limited to, destruction, theft, and public liability. Policies for such insurance shall name Lessor and Superior Landlord as additional insureds as their interests may appear. Lessee shall pay the premiums therefor and deliver to Lessor the policies of insurance or duplicates thereof, or other evidence showing such coverages to be in effect. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Lessor, that it will give Lessor ten days written notice before the effective date of any alteration or cancellation of such policy(ies). The proceeds of such insurance, at Lessee's option, shall be applied toward the replacement, restoration, or repair of the Equipment or toward payment of the obligation of Lessee under this Lease.

     12.  Lessee's Indemnification.
          ------------------------

     Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, demands, damages, and liabilities of whatever nature (including negligence, tort, and strict liability), all costs and expenses relating to or in any way arising out of the possession, use, operation, control, maintenance, repair, return, or disposition of the Equipment or any portion thereof, including without limitation claims for injury or death of persons and for damage to property; except those caused by the gross negligence or willful misconduct of Lessor and except to the extent resulting from Lessor's material breach of the Co-Marketing Agreement. During the term of this Lease, Lessee shall also indemnify Lessor against and hold Lessor harmless from, any and all federal, state, county, municipal, or other license fees or taxes whatsoever and penalties and interest thereon (except for penalties and interest caused solely by Lessor's failure to timely file returns or make payments), whether assessed, levied against, or payable by the Lessor or otherwise, with respect to the Equipment or any portion thereof or the purchase, sale, rental, use, operation, control, possession, or ownership of the Equipment or any portion thereof, or measured in any way by the value thereof.

     13.  Lessor's Payment.
          ----------------

     In the event that Lessee fails to procure or maintain insurance or to comply with any other provision of this Lease, Lessor shall have the right, but shall not be obligated, to effect such insurance or compliance on behalf of Lessee. In that event, Lessor shall provide invoices showing all monies spent and expenses incurred by Lessor in effecting such insurance or compliance, including any reasonable legal fees incurred in connection therewith, and the amounts shown thereon shall be paid by Lessee to Lessor with the next monthly payment of rent. Failure to repay in this manner shall carry with it the same consequence as a failure to pay an installment of rent hereunder.

     14.  Events of Default.
          -----------------

     The occurrence of any of the following shall constitute an "Event of Default" by Lessee: (a) non-payment when due of any amount payable under this Lease when such default continues for a period of fifteen (15) days; or (b) failure to observe, keep, or perform any other provision of this Lease required to be observed, kept, or performed by Lessee and failure of Lessee to remedy, cure, or remove such failure in observing, keeping, or performing the provisions of this Lease within 30 days after receipt of written notice from Lessor.

     15.  Remedies.
          --------

     Upon the occurrence of any Event of Default which is not timely cured, Lessor may, at its option, terminate this Lease. In addition, Lessor may proceed by appropriate legal proceedings, either at law or in equity, to recover damages for the breach of the terms of this Lease or to enforce the specific performance by Lessee of the applicable terms of this Lease.

     Lessor may, in its sole discretion and upon demand, enter into any premises where the Equipment or any portion thereof may be found and take possession of and remove the same (which entry and repossession shall not operate to terminate this Lease unless Lessor expressly so elects), whereupon all rights of Lessee in the Equipment shall terminate absolutely. Lessor may, rather than take possession of the Equipment, render any and all of the Equipment unusable, without removing it from the premises where located. Lessee hereby waives any and all damages occasioned by such taking of possession unless caused by Lessor's gross negligence or willful misconduct. Notwithstanding any repossession, or any other action which Lessor may take, Lessee shall be, and remain liable for, the full performance of all obligations on the part of Lessee to be performed under this Lease.

     Lessor may, at its option, attempt to relet the Equipment or any portion thereof for such rentals and on such terms as Lessor may elect, or sell the Equipment or any portion thereof at public or private sale on such terms and notice as Lessor shall reasonably determine. Any repossession or rendering unusable or sale or reletting of the Equipment or any portion thereof by Lessor shall not bar an action for damages as provided in this Lease and the bringing of an action or the entry of judgment against the Lessee shall not bar the Lessor's right to repossess the Equipment or any portion thereof.

     All of Lessor's remedies are cumulative and may be exercised concurrently or separately and, in addition, Lessor may exercise any other right or remedy which may be available to it under the Uniform Commercial Code. This Lease is deemed to be intended as security and, accordingly, Lessee agrees that the Equipment shall secure the indebtedness set forth herein.

     16.  Personal Property.
          -----------------

     The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws, or otherwise.

     17.  Assignment.
          ----------

     Neither party may assign its rights under this Lease to any other party (except for Lessor's assignment of its rights hereunder to a lender holding a security interest in and to the Equipment or to Superior Landlord, or to a direct or indirect subsidiary of Premiere Technologies, Inc.), without the express written consent of the other party, in its reasonable discretion.

     18.  Intentionally Deleted.
          ---------------------

     19.  Termination Rights
          ------------------

     In the event of termination of the Sublease or the Co-Marketing Agreement, either party hereto, provided it is not responsible for a default causing such termination, shall have the right to terminate this Lease upon written notice to the other party, which termination shall be effective on the date on which such other agreement terminates, unless the parties mutually agree to another effective date. In the event of such termination, Lessee shall surrender the Equipment to Lessor in the manner described in Paragraph 10 of this Lease and neither party shall have any further rights or obligations under this Lease, except for rights or obligations that had accrued prior to the effective date of the termination of this Lease.

     20.  Parties.
          -------

     "Lessor," as used in this Lease, shall for all purposes include its successors or permitted assigns. "Lessee" shall, as to its duties and obligations, include its successors or permitted assigns.

     21.  Waiver.
          ------

     A waiver by Lessor of any Event of Default by Lessee shall not be construed as a waiver as to any future Events of Default.

     22.  Amendments; Severability.
          ------------------------

     No agreement shall be effective to amend this Lease unless such agreement is in writing and signed by the party to be charged thereby.

     Wherever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

     23.  Notice.
          ------

     Any notices permitted or required by this Lease shall be in writing and delivered by hand or by reputable overnight courier or by certified mail, return receipt requested. In Lessee's case, notices shall be addressed to:

PRIOR TO THE EFFECTIVE DATE HEREOF:
-----------------------------------

     Lessor:  Premiere Communications, Inc.
     ------   3399 Peachtree Road, N.E.
              Lenox Building, Suite 400
              Atlanta, Georgia 30326
              Attention:  Patrick G. Jones

              with a copy to:

              Premiere Communications, Inc.
              3399 Peachtree Road, N.E.
              Lenox Building, Suite 400
              Atlanta, Georgia 30326
              Attention:  Julianne F. Vaio

     Lessee:  Endeavor Technologies, Inc.
     ------   1100 Lake Hearn Drive, Suite 370
              Atlanta, Georgia 30342-1524
              Attention:  W. Michael Heekin

AFTER THE EFFECTIVE DATE HEREOF:
--------------------------------

     Lessor:  Premiere Communications, Inc.
     ------   3399 Peachtree Road, N.E.
              Lenox Building, Suite 700
              Atlanta, Georgia 30326
              Attention:  Patrick G. Jones

              with a copy to:

              Premiere Communications, Inc.
              3399 Peachtree Road, N.E.
              Lenox Building, Suite 400
              Atlanta, Georgia 30326
              Attention:  Julianne F. Vaio


     Lessee:  Endeavor Technologies, Inc.
     ------   3399 Peachtree Road, N.E.
              Lenox Building, Suite 400
              Atlanta, Georgia 30326
              Attention:  W. Michael Heekin

     Lessor and Lessee may change their respective addresses for notice pursuant to this Lease by providing written notice of same in the method specified above.

     24.  Time.
          ----

     Time is of the essence to this Lease and to each and all of the provisions of this Lease.

     25.  Titles; Construction; Counterparts.
          ----------------------------------

     The titles to the paragraphs of this Lease are solely for the convenience of the parties and are not intended as an aid to the interpretation of this Lease. This Lease and all rights under this Lease shall be governed by, construed, and enforced in accordance with the laws of the State of Georgia. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, Lessee and Lessor have caused their duly authorized representatives to execute this Lease under seal as of the day and year first above written.

                                       LESSEE:
                                       ------

                                       ENDEAVOR TECHNOLOGIES, INC.,
                                       a Georgia corporation


                                       By: /s/ W. Michael Heekin
                                           ---------------------
                                       Title: Chief Operating Officer
                                              -----------------------


                                                 [CORPORATE SEAL]



                                       LESSOR:
                                       ------

                                       PREMIERE COMMUNICATIONS, INC.,
                                       a Florida corporation


                                       By: /s/ Patrick G. Jones
                                           --------------------
                                       Title: Senior Vice President
                                              ---------------------


                                                 [CORPORATE SEAL]

                                 SCHEDULE "A"

                              EQUIPMENT SCHEDULE
                              ------------------



1.   DESCRIPTION OF THE EQUIPMENT

                                              Manufacturer
     Quantity                 Item            Serial and Model No.
     --------                 ----            --------------------

2. DESCRIPTION OF THE EQUIPMENT OWNED BY SUPERIOR LANDLORD. With regard to the following Equipment, Lessee acknowledges and agrees that Superior Landlord is the sole owner thereof and that Lessor has no right, title or interest in and to such Equipment, except that which has been granted by Superior Landlord, pursuant to the terms of the Master Lease or otherwise. Lessor shall not be liable to Lessee for loss, cost, or damage to Lessee on account of the above.

                                              Manufacturer
     Quantity                 Item            Serial and Model No.
     --------                 ----            --------------------

                                 SCHEDULE "B"


Annual Rental for each year of the Term:

$291,732.00

Payable in monthly installments of:

$24,311.00


The "Fair Market Value" of the Equipment is agreed to be the fair market value (appropriately adjusted for prior use, reasonable wear and tear and obsolescence) determined for a particular item of the Equipment (or all of the Equipment, as the case may be) by a neutral, third-party appraiser reasonably acceptable to Lessor and Lessee having sufficient professional experience in the field of providing appraisals for equipment similar to the Equipment.